Exhibit 10.6

PURCHASE AND SALE AGREEMENT

          Purchase and Sale Agreement, dated as of December 12, 2012 (the “Agreement”), by and between Cross B, LLC (“Seller”) and Red Mountain Resources, Inc., a Florida corporation (“Purchaser”).

          WHEREAS, the Seller is the owner of 2,430,605 shares (“Shares”) of common stock, par value $0.001 per share, of Cross Border Resources, Inc. (“Cross Border”); and

          WHEREAS, the Seller desires to sell the Shares to Purchaser and Purchaser desires to acquire the Shares from Seller on the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Purchase and Sale of the Shares. Subject to the terms and conditions herein, Seller hereby agrees to sell the Shares to Purchaser, and Purchaser hereby agrees to purchase the Shares from Seller, in exchange for the issuance of 4,861,210 shares (“Stock Consideration”) of unregistered common stock, par value $0.00001 per share, of Purchaser registered in the name of the Seller.

          2. Delivery of the Shares and Purchase Price. The closing of the transactions contemplated hereby (the “Closing”) shall occur on December 13, 2012 at the offices of Purchaser or such later date as the parties hereto mutually agree. At the Closing:

                    (a) Seller shall deliver to Purchaser a certificate representing the Shares, registered in Seller’s name, together with an instrument of transfer executed in blank with original signature from Seller, medallion guaranteed, so that the Shares may be transferred to the name of Purchaser. Alternatively, if the Shares are in electronic format, Seller shall deliver or cause to be delivered to Purchaser appropriate instructions for book entry transfers of ownership of the Shares from Seller to Purchaser.

                    (b) Purchaser shall issue to Seller a stock certificate representing the Stock Consideration indicating Seller as the owner of the Stock Consideration.

          3. Representations of Seller. The Seller represents and warrants to the Purchaser as follows:

                    (a) This Agreement constitutes a legal, valid and binding obligation of Seller enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

                    (b) Seller is the record and beneficial owner of, and has good and marketable title to, the Shares, free and clear of all liens, security interests, charges, claims, restrictions and other encumbrances, subject to securities laws restrictions. Seller has not granted to any person or entity any options or other rights to buy the Shares. No other person or entity has any interest in the Shares of any nature. The sale and transfer of the Shares to Purchaser pursuant to this Agreement will not give any person a legal right or cause of action against the Shares or Purchaser and shall vest good and marketable title to the Shares in the Purchaser.

                    (c) Seller has reviewed the public filings of Purchaser filed with the Securities and Exchange Commission (the “SEC”) which contain disclosures relating to Purchaser’s investment in Cross Border. Seller understands and acknowledges that (i) Purchaser is seeking to acquire additional shares of common stock of Cross Border in order to effect various corporate transactions; (ii) Purchaser may acquire additional shares of common stock of Cross Border in future transactions for per-share consideration that may be in excess of that which it is paying to Seller; and (iii) Seller has no right to receive from Purchaser, and Purchaser has no obligation to pay Seller, any such excess consideration for the Shares.

                    (d) Seller has reviewed the public filings of Purchaser and Seller understands the content of such filings and the risks described about an investment in the Purchaser.

                    (e) Seller represents and warrants that its state of domicile is set forth below as “Seller’s Address”.

                    (f) Seller became aware of the offering of the Stock Consideration other than by means of general advertising or general solicitation as such terms are used in Regulation D promulgated under the Securities Act of 1933, as amended (“Securities Act”).

                    (g) Seller is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.

                    (h) Seller has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Purchaser and has sufficient information about Purchaser to evaluate the merits and risks of an investment in Purchaser. Seller understands and acknowledges that such investment is a speculative venture, involves a high degree of risk and is subject to complete risk of loss. Seller has carefully considered and has, to the extent Seller deems necessary, discussed with Seller’s professional legal, tax, accounting and financial advisers the suitability of its investment in the Stock Consideration.

                    (i) Seller acknowledges that the Stock Consideration is not registered under the Securities Act or the securities laws of any state and that Seller must hold the Stock Consideration for an indefinite period unless the Stock Consideration is subsequently registered under the Securities Act or a federal and state exemption from such registration is available. Purchaser further understands that the certificate representing the Stock Consideration will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHICATED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

                    (j) The Stock Consideration is to be acquired for Seller’s own account and not with a view to, or intention of, any resale or other distribution in violation of federal or state securities laws.

          4. Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to Seller as follows:

                    (a) This Agreement constitutes a legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

                    (b) Purchaser has reviewed the documents of Cross Border filed with the SEC and Purchaser understands the content of such filings and the risks described about an investment in Cross Border.

                    (c) Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.

                    (d) Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Cross Border and has sufficient information about Cross Border to evaluate the merits and risks of an investment in Cross Border.

                    (e) Purchaser understands that the Shares are not registered under the Securities Act or the securities laws of any state and that the Shares may not be able to be sold unless they are subsequently registered or an exemption from such registration is available. Purchaser further understands that the certificate representing the Shares will bear a legend indicating the restrictions on transferability.

                    (f) The Shares are to be acquired for Purchaser’s own account and are not intended to be sold or otherwise disposed of in violation of federal or state securities laws.

          5. Registration Rights.

                    (a) Purchaser shall, as soon as possible following the Closing and in any event no later than January 15, 2013, prepare and file with the SEC a registration statement (the “Registration Statement”) on Form S-3 (or another appropriate form in accordance herewith) covering the resale of the Stock Consideration for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act.

                    (b) Purchaser shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act for a period of up to six months or until the distribution contemplated in the Registration Statement has been completed.

                    6. Confidentiality. Except as otherwise required by applicable law, rule or regulation, Seller shall not disclose the existence or contents of this Agreement without the prior consent of the Purchaser.

                    7. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Texas without giving effect to principles of conflicts of law.

                    8. Counterparts. This Agreement may be signed in counterparts which, taken together, shall constitute one agreement.

                    9. Further Assurances. The parties hereto agree to promptly take such steps as may be necessary to effectuate the purposes and intent of this Agreement.

                    10. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

                    11. Amendments. This Agreement can be changed only by an instrument in writing signed by the Seller and the Purchaser.

                    12. Survival. All covenants, agreements, representations and warranties made herein shall survive the Closing indefinitely.

                    13. Venue. Each of the parties hereto agrees that all actions, suits or proceedings arising out of or based on this Agreement or the subject matter hereof shall be brought and maintained solely in the federal and state courts of Dallas County, Texas. Each of the parties hereto by execution hereof hereby irrevocably submits to the jurisdiction of the federal and state courts of Dallas County, Texas for the purpose of any action, suit of proceeding arising out of or based on the subject matter hereof.

* * * * *

                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

SELLER:		PURCHASER:

CROSS B, LLC		RED MOUNTAIN RESOURCES, INC.

By:	/s/ Randall M. Duncan	By:	/s/ Alan W. Barksdale
Name:	Randall M. Duncan		Alan W. Barksdale, President & CEO

Title:	Managing Member

Seller’s Address:
Cross B LLC
501 N. University, Ste. 101
Little Rock, AR 72205